UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2013

FirstMerit Corporation
(Exact Name of Registrant as Specified in its Charter)

Ohio	0-10161	34-1339938
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor Akron, Ohio 44308 (Address of Principal Executive Offices and Zip Code)
(330) 996-6300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 12, 2013, FirstMerit Corporation, an Ohio corporation (“FirstMerit”), completed its previously announced merger (the “Merger”) pursuant to the Agreement and Plan of Merger, dated as of September 12, 2012 (the “Merger Agreement”), by and between FirstMerit and Citizens Republic Bancorp, Inc., a Michigan corporation (“Citizens”). As a result of the Merger, Citizens' separate corporate existence ceased and FirstMerit continued as the surviving corporation.  Pursuant to the Merger Agreement, holders of Citizens common stock have a right to receive 1.37 shares of common stock of FirstMerit for each share of Citizens common stock held immediately prior to the effective time of the Merger, plus cash in lieu of fractional shares.  Pursuant to the Merger Agreement, outstanding Citizens stock options, restricted stock units and other equity-based awards converted into fully vested and exercisable stock options and other equity-based awards with respect to shares of FirstMerit's common stock, with appropriate adjustments to reflect the exchange ratio.  Each outstanding share of FirstMerit's common stock remained outstanding and was unaffected by the Merger.

Effective April 12, 2013, FirstMerit purchased from the United States Department of the Treasury (the “Treasury”) all of the outstanding shares of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A originally issued by Citizens to the Treasury in connection with Citizens' participation in the Treasury's Capital Purchase Program, including all accrued but unpaid dividends thereon, for a purchase price of approximately $355 million.  In addition, effective April 12, 2013, a warrant to purchase 1,757,812.5 shares of Citizens common stock that had been issued to the Treasury on December 12, 2008 as part of Citizens' participation in the Treasury's Capital Purchase Program, was converted into a warrant to purchase 2,408,203 shares of FirstMerit common stock (the "FirstMerit Warrant"). The FirstMerit Warrant expires on December 12, 2018 and is immediately exercisable. The FirstMerit Warrant provides for the adjustment of the exercise price and the number of shares of FirstMerit common stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of FirstMerit common stock, and upon certain issuances of FirstMerit common stock at or below a specified price relative to the then current market price of FirstMerit common stock.

The foregoing descriptions of the Merger Agreement and the FirstMerit Warrant do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the FirstMerit Warrant, which are incorporated herein by reference as Exhibit 2.1 and Exhibit 4.1, respectively.

Immediately following the Merger, Citizens Bank, a Michigan chartered bank and wholly owned subsidiary of Citizens, merged with and into FirstMerit Bank, N.A., a national banking association and wholly owned subsidiary of FirstMerit, with FirstMerit Bank, N.A. surviving the merger and continuing its corporate existence under the name “FirstMerit Bank, N.A.”

Attached hereto as Exhibit 99.1 is a press release issued April 12, 2013 announcing the completion of the Merger.

Item 3.02  Unregistered Sales of Equity Securities.

The disclosure above under Item 2.01 of this Current Report on Form 8-K relating to the issuance of the FirstMerit Warrant is incorporated herein by reference.  The issuance of the FirstMerit Warrant is exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof because such issuance does not involve a public offering.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial statements of business acquired.

The audited consolidated financial statements of Citizens as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 are filed herewith as Exhibit 99.2 and are incorporated by reference in this Item 9.01(a).

(b) Pro forma financial information.

The unaudited pro forma combined condensed consolidated financial statements of FirstMerit and Citizens as of December 31, 2012 and for the years ended December 31, 2012 and 2011, giving effect to the Merger, are filed herewith as Exhibit 99.3 and incorporated by reference in this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger dated September 12, 2012 by and between FirstMerit Corporation and Citizens Republic Bancorp, Inc. (incorporated by reference to Appendix A to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))

4.1
Form of FirstMerit Warrant (incorporated by reference to Exhibit A to Exhibit 10.54 to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 21, 2013 (Registration No. 333-185121))

23.1	Consent of Ernst & Young LLP

99.1	Press Release, dated April 12, 2013

99.2
Audited consolidated financial statements of Citizens Republic Bancorp, Inc. as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))

99.3
Unaudited pro forma condensed combined consolidated financial statements of FirstMerit Corporation and Citizens Republic Bancorp, Inc., as of December 31, 2012 and for the years ended December 31, 2012 and 2011 (incorporated by reference to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

By:        /s/ Carlton E. Langer
Name:     Carlton E. Langer

Title:	Senior Vice President, Chief Legal Officer and Secretary

Date: April 12, 2013

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1
Agreement and Plan of Merger dated September 12, 2012 by and between FirstMerit Corporation and Citizens Republic Bancorp, Inc. (incorporated by reference from Appendix A to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))

4.1
Form of FirstMerit Warrant (incorporated by reference to Exhibit A to Exhibit 10.54 to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 21, 2013 (Registration No. 333-185121))

23.1	Consent of Ernst & Young LLP

99.1	Press Release, dated April 12, 2013

99.2
Audited consolidated financial statements of Citizens Republic Bancorp, Inc. as of December 31, 2012 and 2011 and for the years ended December 31, 2012, 2011 and 2010 (incorporated by reference to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))

99.3
Unaudited pro forma condensed combined consolidated financial statements of FirstMerit Corporation and Citizens Republic Bancorp, Inc., as of December 31, 2012 and for the years ended December 31, 2012 and 2011 (incorporated by reference to the Registration Statement on Form S-4/A filed by FirstMerit Corporation on February 28, 2013 (Registration No. 333-185121))